                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 2, 1996
                                                   ------------



                                FMC Corporation
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   Delaware
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                 (State or other jurisdiction of incorporation)



          1-2376                                        94-0479804
- ------------------------------------         -----------------------------------
(Commission File Number)                      (IRS Employer Identification No.)



200 East Randolph Drive, Chicago, Illinois                  60001
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code  (312) 861-6000
                                                    --------------
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Item 5.   Other Events.
          ------------

     The purpose of this Current Report on Form 8-K is to file conformed copies of an Underwriting Agreement (attached hereto as Exhibit 1-a) executed in connection with a proposed offering of 7 3/4% Senior Debentures Due 2011 (the "Senior Debentures") by the Registrant to be issued pursuant to the Registration Statement on Form S-3 (File No. 33-62415) filed by the Registrant on September 7, 1995, as amended through the date hereof (the "Registration Statement"), together with a form of Officers' Certificate (attached hereto as Exhibit 4-a), a form of Senior Debenture (attached hereto as Exhibit 4-b), the opinion of Winston & Strawn (attached hereto as Exhibit 10-a) and the consent of Winston & Strawn (included in Exhibit 10-a) for incorporation into the Registration Statement.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits.

     Number         Description
     ------         -----------

      1-a Conformed copy of executed Underwriting Agreement dated June 27, 1996 between the Registrant and the Underwriters named in Schedule I thereto.

      4-a Form of Officers' Certificate to be delivered establishing the Registrant's 7 3/4% Senior Debentures Due 2011.

      4-b                Form of Senior Debenture of the Registrant.

     10-a                Opinion of Winston & Strawn.

     23-a Consent of Winston & Strawn (included in its opinion filed as Exhibit 10-a).

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

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     July 2, 1996                 FMC CORPORATION



                                       By: /s/ Robert L. Day
                                          --------------------------------------
                                       Name:   Robert L. Day
                                       Title:  Secretary

                                 EXHIBIT INDEX



                                                     Page Number
Number    Description                              In This Report
- ------    -----------                              --------------
1-a       Conformed copy of executed
          Underwriting Agreement dated
          June 27, 1996 between the
          Registrant and the Underwriters
          named in Schedule I thereto.

4-a       Form of Officers' Certificate
          to be delivered establishing
          the Registrant's 7 3/4% Senior
          Debentures Due 2011.

4-b       Form of Senior Debenture of the
          Registrant.

10-a      Opinion of Winston & Strawn.

23-a      Consent of Winston & Strawn
          (included in its opinion filed
          as Exhibit 10-a).

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